CODI Investor Day Presentation December 2020

2 Welcome Elias Sabo

3 Today’s Presenters ELIAS SABO Founding Partner & CEO Responsible for directing CODI’s strategy Investment Committee Member Joined The Compass Group in 1998 as one of its founding partners Graduate of Rensselaer Polytechnic Institute RYAN FAULKINGHAM EVP & CFO Responsible for capital raising, accounting and reporting, financial controls, as well as risk assessment Investment Committee Member Joined The Compass Group in 2008 Graduate of Lehigh University and Fordham University PATRICK MACIARIELLO Chief Operating Officer Managing Partner Investment Committee Member Joined The Compass Group in 2005 Graduate of University of Notre Dame and Columbia Business School SHAWN NEVILLE President & CEO, BOA Technology Named CEO in June 2017 Seasoned executive with deep consumer/retail and technology experience at companies including Avery Dennison, Keds Corporation, Footaction USA, Reebok, Visa and Procter & Gamble Graduate of the University of Denver

4 Legal Disclaimer This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: future financial performance, market forecasts or projections, projected capital expenditures; and our business strategy. All forward-looking statements are based on our management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include but are not limited to the risks set forth in “Risk Factors” included in our SEC filings. In addition, our discussion may include references to Adjusted EBITDA, EBITDA, cash flow, CAD or other non-GAAP measures. A reconciliation of the most directly comparable GAAP financial measures to such non-GAAP financial measures is included in our annual and quarterly reports in Forms 10-K and 10-Q filed with the SEC as well as the attached Appendix.

5 Today’s Agenda 1 CODI Prepared Remarks — Elias Sabo 2 Subsidiary Update — Pat Maciariello Disciplined Approach and Structural Advantage 3 BOA Technology Presentation — Shawn Neville Transforming CODI’s Portfolio 4 BOA Technology Q&A — Shawn Neville and Elias Sabo Competitive Advantages 5 CODI Financial Review — Ryan Faulkingham Investing in Tomorrow / ESG Initiatives 6 CODI Q&A — Elias Sabo, Ryan Faulkingham & Pat Maciariello 7 Closing Remarks — Elias Sabo

6 Prepared Remarks 6 Elias Sabo

Compass Diversified (NYSE: CODI) Offers Shareholders a Unique Opportunity To Own a Diverse Group of Leading Middle-Market Businesses

Provides access to a strategy typically reserved for private equity investors without the barriers to entry

CODI is an experienced acquirer, manager and opportunistic divestor of established North American middle-market businesses; currently the portfolio is made up of 6 branded consumer and 4 niche industrial subsidiaries

KEY DIFFERENTIATORS

- Long-term, Opportunistic Approach through Permanent Capital Base
- Value Creation Through Sector Expertise
- Superior Governance and Transparency

CODI BY THE NUMBERS

As of 9/30/2020

1998	**FOUNDED** IPO in 2006
$6.4B+	**AGGREGATE TRANSACTIONS** 21 Platforms & 27 Add-Ons
$1.1B+	**REALIZED GAINS SINCE IPO** 11 Divestitures To Date
$2.5B	**ASSETS MANAGED** 10 Current Platforms
~$500M	**DRY POWDER** Permanent Capital Base Pro forma for BOA Deal

7

8 Disciplined Approach and Structural Advantage in Action CODI’s permanent capital structure provides a competitive advantage throughout the entire lifecycle of an asset from sourcing to exit and through various economic cycles Our actions over the past two years demonstrate the effectiveness of this strategy: Generated tangible, sustained value for shareholders by selling two businesses opportunistically for sizeable gains Used proceeds to repay debt and strengthen balance sheet Permanent capital structure and strong balance sheet allowed CODI to move forward with the acquisitions of Marucci Sports and BOA Technology CODI IS POSITIONED TO DELIVER REGARDLESS OF ECONOMIC CLIMATE • If economic expansion — ten subsidiaries producing strong Cash Flow which on an annualized basis is expected to exceed distribution; poised to grow in economic expansion • If economic downturn — Cash Flow from existing subsidiaries expected to decline, however offset by $500mm in available capital to deploy into acquisitions at attractive prices

9 Transforming CODI’s Portfolio THE COMPOSITION OF CODI’S PORTFOLIO HAS CHANGED SIGNIFICANTLY OVER THE PAST TWO YEARS • Capitalized on market conditions in 2019 to divest two companies at strong valuations • Leveraged current market dislocation to acquire two best-in-class consumer businesses in 2020 AS A RESULT OF THESE STRATEGIC MOVES, THE CODI PORTFOLIO HAS: • Achieved a faster core growth rate • Added two highly aspirational, rapidly growing consumer businesses • Achieved a multiple arbitrage, netting roughly $100mm in added capital while retaining essentially the same cash flow to holdings ON A PRO FORMA BASIS, INCREASED BRANDED CONSUMER EBITDA CONCENTRATION TO OVER HALF THE PORTFOLIO • Branded consumer EBITDA growing YOY despite COVID

10 CODI Capital Allocation Clean Earth (LTM 6/30/19) Manitoba Harvest (FY 2018) Total Divested BOA (estimated FY 2019) Marucci (estimated FY 2019) BOA + Marucci (estimated FY 2019) EBITDA $42 $5 $47 $30 $14 $44 CapEx $11 $0 $11 $4 $1 $5 Cash Taxes $1 $0 $1 $5 $0 $5 Cash Flow to CODI1 $30 $5 $35 $21 $13 $34 Net sale/acq. proceeds $508 $203 $711 $400 $190 $590 1 Cash flow before CODI level expenses such as management fees, interest expense and corporate expense

11 Clear Alignment with Investors Benefits to Owning a Family of Uncorrelated Subsidiaries Permanent Capital is Strategic Capital Actively Manage Subsidiaries for the Long Term • Opportunistic in capital deployment • Enables long-term approach • “Eliminates” traditional PE investment horizon pressure • Lower cost of capital versus financing each company separately • Defensive positioning • Professionalization at scale • Diversity of subsidiaries provides consistency in earnings and cash flow Competitive Advantages — How We Win CODI’s core principles — which have differentiated our business for nearly 15 years — have never been more relevant or produced stronger results for shareholders 1 2 • Compensation structure aligns interest of shareholders and management team and allows for recruitment of top-level talent • Transparency / regular reporting • History of waiving management fees when appropriate • Significant and growing ownership of CODI shares by Manager partners and employees 3 4 • Business builders rather than asset traders • Permanent capital available to invest in businesses to drive long term value creation: • Build management teams • Invest in lasting infrastructure • Organic growth and add-on acquisitions

12 The Permanent Capital Advantage Certainty of financing and speed of closure Enables a conservative, low leverage approach Invest in businesses to drive long term value creation Ability to hold subsidiaries until divestiture optimizes outcome for shareholders Traditional private equity players are pressured to transact in a market characterized by rich valuations, abundant credit and fund life-related pressures With no pre-defined investment periods to drive our strategy, we can remain patient and disciplined in our approach to capital deployment and avoid the “moral hazard” faced by other private equity managers From sourcing to exit, this permanent capital approach allows our team to be opportunistic and patient in acquiring, actively managing and opportunistically divesting leading middle market businesses

13 Strategic Acquisitions Active Management Opportunistic Divestitures1 2 3 • Decentralized, regional business development efforts • Balance sheet provides certainty of financing and speed of closure • Permanent capital avoids “moral hazard” faced by private equity managers operating under a fixed fund life • Approach and model is attractive to management teams • Business builders rather than asset traders • Focus on a few core areas that we believe translate into the highest value creation for our shareholders, including: • Creating a culture of accountability; • Supporting our subsidiary management - enhancing talent and depth if needed; • Investing in infrastructure and systems; and • Enhancing strategic positioning through add-on acquisitions and growth capex. • Flexible model optimizes and prioritizes outcomes for all stakeholders • Strong industry relationships • Diverse range of exit strategies — have generated realized gains in excess of $1 billion CODI in Action — Active Management Permanent capital structure drives value at every stage of investment as CODI leverages its sector expertise and superior governance and transparency to build businesses for the long-term

14 Management Team Alignment Compared to both publicly-traded peers and market indices, CODI has consistently generated superior returns through its culture of transparency, alignment and accountability TOTAL RETURN FROM MAY 16, 2006 THROUGH DECEMBER 3, 2020 381.3% 259.4% 214.2% 46.9% CODI S&P 500 Russell 2000 XLF • Significant and growing ownership of CODI shares by partners and employees • Acquired approximately $4 million of stock using after-tax proceeds over the past 2 years • History of waiving management fees when appropriate • Approximately $20 million waived over the past 2 years • Compensation structure aligns interest of shareholders and management team and allows for recruitment of top-level talent • Added new MD of Business Development and hired 2 additional investment professionals • Best in class governance structure • Board remains majority independent and separated the roles of the Chairman and CEO

15 Diversity producing consistent cash flow and earnings Note: References to Adjusted EBITDA includes Pro Forma information for Marucci and BOA. SEPTEMBER 30, 2020 TTM REVENUES AND SUBSIDIARY PRO FORMA ADJUSTED EBITDA OF $1.6B AND $284M, RESPECTIVELY Subsidiary Pro Forma Adjusted EBITDA DIVERSIFIED CASH FLOWS FROM 10 SUBSIDIARIES • 4 niche industrial subsidiaries representing 42% of Revenues and 44% of Adjusted EBITDA • 6 branded consumer subsidiaries representing 58% of Revenues and 56% of Adjusted EBITDA DIVERSIFIED CUSTOMER BASE • 10 subsidiaries in diverse industry segments reduce customer concentration risk 6.1% 6.0% 4.1% 18.2% 10.8% 10.9% 9.8% 10.0% 4.1% 20.0% Ergobaby Liberty Pro Forma Marucci 5.11 Tactical Velocity Outdoor Pro Forma BOA Foam Fabricators Advanced Circuits Arnold Sterno

16 PILLARS OF OUR STRATEGY Commitment to ESG Our mission is to deliver superior investment results while mitigating risk and conducting our business in a socially responsible and ethical manner ESG is embedded in all aspects of our investment process from the original investment selection, to the subsequent value creation and eventual divestiture with a goal of continuous improvement Our long-term approach, deep expertise and commitment to sustainability are critical to ensuring we are a trusted partner to our subsidiary companies “Everlove” buyback and resale program benefits families and the planet by extending the use of Ergobaby carriers Going greener through its commitment to reducing the company’s carbon footprint Made recent investments in LEED-certified facility and sophisticated water reclamation system First industry player to introduce BioEPS®, a packaging solution that is 100% sustainable, recyclable, biodegradable and reusable Committed to sourcing timber from sustainable forests/establishing an end-of-life, recycling program INVESTING RESPONSIBLY ATTRACTING, RETAINING AND DEVELOPING THE BEST PROFESSIONALS ENGAGING WITH OUR LOCAL COMMUNITIES

17 Subsidiary Update Pat Maciariello

18 Subsidiary Snapshot ($ millions) Subsidiaries Year Acquired TTM 09/30/20(1) Revenue Adj. EBITDA Adj. EBITDA Margin 2006 $91 $28 31% 2012 $106 $12 11% 2018 $117 $27 23% 2014 $364 $57 16% Total Niche Industrial: $678 $124 18% 2020 $106 $31 29% 2010 $81 $17 21% 2010 $109 $17 16% 2020 $67 $12 18% 2017 $189 $31 16% 2016 $391 $52 13% Total Branded Consumer: $943 $160 17% Consolidated: $1,621 $284 18% 1. Revenue, Adj. EBITDA, Capex shown pro forma for acquisition of Marucci and BOA. 2. Subsidiary Adj. EBITDA does not include ~$14million of corporate expenses. See IR website at www.compassdiversified.com

19 ACQUIRED $454mm COMPETITIVE STRENGTHS • Disruptive, innovative and high-quality products • Large addressable market • Broad intellectual property position PURCHASE PRICE October 16, 2020 INDUSTRY Designer and marketer of dial-based closure systems that deliver performance fit across footwear, headwear and medical bracing products COMPASS VALUE ADDED Working with Management to penetrate new product categories and geographies, and drive new product development initiatives Minority cash investment: $61.5mm

20 Financial Review Ryan Faulkingham

21 Pro-Forma Balance Sheet — Summary Items (000,000’s) September 30, 2020 Summary of BOA Acquisition Pro-Forma September 30, 2020 Current Assets: Cash and cash equivalents $177 ($100) $77 Other current assets $624 — $624 Total current assets $801 (100) $701 Property, plant and equipment $155 — $155 Goodwill, intangibles and other assets $1,236 $460 $1,696 Total assets $2,192 $360 $2,552 Current Liabilities: Revolver — $300 $300 Other current liabilities $284 — $284 Total current liabilities $284 $300 $584 Senior Secured Notes $592 — $592 Other liabilities $125 — $125 Total liabilities $1,001 $300 $1,301 Stockholders’ Equity: Preferred equity (Series A, B and C) $304 — $304 Common Equity $1,009 — $1,009 Other Equity $(122) $60 $(62) Total stockholders’ equity $1,191 $60 $1,251 Total liabilities and stockholders’ equity $2,192 $360 $2,552 Pro Forma Subsidiary Adjusted EBITDA $253 $31 $284 Leverage Ratio 1.83 : 1.00 ~3.20 : 1.00

22 History of Successfully Deleveraging CODI has a demonstrated history of paying down its debt and is committed to staying conservatively levered 3.2x 3.0x 2.1x 1.8x 2.4x 2.9x 2.5x 2.6x 2.8x 3x 3.5x 3.5x 3.9x 3.9x 3.6x 1.9x 1.9x 1.4x 1.75x 1.9x 1.83 ~3.2x Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sept-20 Oct - 20 Reported Leverage at Quarter End Leverage at Time of Acquisition Decreased Leverage Estimated Divestitures Add-ons of HOCI, NII, Tula, Phoenix, & EWS Proceeds from $48MM FOXF Secondary Proceeds from $63MM FOXF Secondary $136MM FOXF Secondary $100MM Preferred Offering $100MM Preferred Offering $115MM Preferred Offering $88MM CODI Secondary 1.7x Acquisition Divestitures Ravin Add-on $72MM FOXF Secondary & $100MM CODI Secondary 3.7x 2.5x 3.0x 3.7x Acquisition

23 Revenue and EBITDA * As if Marucci was acquired 1/1/19, see appendix for reconciliation GUIDANCE FULL YEAR 2020 Range PF Adj. EBITDA $270,000 – $280,000 Payout Ratio 100% – 90% PF REVENUE — Q3 PF REVENUE — YTD PF ADJ. EBITDA — Q3 PF ADJ. EBITDA — YTD Three months ended September 30, 2020 Three months ended September 30, 2019 Increase (decrease) % Niche Industrial $30,824 $37,749 (6,925) -18.3% Branded Consumer* $46,072 $32,371 13,701 42.3% PF Adj. EBITDA $76,896 $ 70,120 Nine months ended September 30, 2020 Nine months ended September 30, 2019 Increase (decrease) % Niche Industrial $491,340 $540,574 (49,234) -9.1% Branded Consumer* $617,139 $572,667 44,472 7.8% PF Net Revenues $1,108,479 $1,113,241 Nine months ended September 30, 2020 Nine months ended September 30, 2019 Increase (decrease) % Niche Industrial $85,715 $102,209 (16,494) -16.1% Branded Consumer* $97,624 $82,926 14,698 17.7% PF Adj. EBITDA $183,339 $185,135 Three months ended September 30, 2020 Three months ended September 30, 2019 Increase (decrease) % Niche Industrial $179,653 $195,566 (15,913) -8.1% Branded Consumer* $239,250 $207,693 31,557 15.2% PF Net Revenues $418,903 $403,259

24 Improving Cost of Capital MAY 2006 DEC 2011 SEPT 2020 PRO FORMA FOR BOA Rate on debt — 6.0%* Rate on preferred — 7.7% Rate on debt — 8.8%Rate on debt — 10.9% 85% 15% Equity Debt 73% 27% Equity Debt 49% 38% 13% Equity Debt Preferred *If we drew our entire Revolver, our effective rate on debt would decline to 5.5%

25 Closing Remarks Elias Sabo

26 Strategy for 2021 and Beyond COMPELLING OPPORTUNITIES FOR CODI TO GENERATE LONG TERM SHAREHOLDER VALUE DURING MARKET DISLOCATIONS LIKE WE ARE CURRENTLY EXPERIENCING Executing on proven and disciplined acquisition strategy Improving the operating performance of our companies Opportunistically divesting Enhancing our commitment to ESG initiatives across our portfolio Our subsidiaries are leaders in their respective industries and are poised to gain additional market share in the months and years to come We are committed to taking a long-term perspective in building these businesses through strategic investments in people, processes and infrastructure Key differentiators have positioned us to not only weather the storm brought on by COVID-19, but also to proactively execute on our growth strategy: Capital allocation Unique permanent capital structure Active management style Diverse group of subsidiaries 3 4 1 2

Appendix

28 Current Subsidiaries

29 PURCHASE PRICE (AUGUST 2016) $400mm Revenue($ millions) Adjusted EBITDA($ millions) Nine Months Ended 9/30/2020 $281.8 $36.3 Nine Months Ended 9/30/2019 $279.0 $31.6 Year Ended 12/31/2019 $388.6 $46.9 Year Ended 12/31/2018 $347.9 $32.3 Year Ended 12/31/2017 $310.0 $38.5 FINANCIALSCOMPETITIVE STRENGTHS • Passionate and enthusiastic customer base • Entrenched position in the professional market providing stable cash flow • Broad customer base and product portfolio INDUSTRY Designer and manufacturer of purpose-built tactical apparel and gear serving a wide range of global customers COMPASS VALUE ADDED Working with management to enhance product distribution globally and continue its direct-to-consumer efforts through online and retail.

30 PURCHASE PRICE (JUNE 2017) $152mm + $97mm add-on acquisitions (1) Includes revenue of $33.5 and adjusted EBITDA of $10.8 related to Ravin add-on acquisition (2) Includes revenue of $30.0 and adjusted EBITDA of $7.5 related to Ravin add-on acquisition Revenue ($ millions) Adjusted EBITDA ($ millions) Nine Months Ended 9/30/2020 $148.2 $25.0 Nine Months Ended 9/30/2019 $107.4 $16.0 Year Ended 12/31/2019 $147.8 $21.6 Proforma Year Ended 12/31/2018 (1) $164.9 $31.3 Proforma Year Ended 12/31/2017 (2) $150.0 $25.7 FINANCIALSCOMPETITIVE STRENGTHS • Market share leader in airguns and crossbows • Unrivaled sourcing and manufacturing capabilities allows for penetration into new markets • Well-known brand names • Enthusiastic and passionate customer base INDUSTRY Designer, manufacturer and marketer of airguns, archery products, optics and related accessories COMPASS VALUE ADDED Working with management to develop strategy for new market penetration, identify add-ons and broaden international distribution ergobaby™

PURCHASE PRICE
(SEPTEMBER 2010)

$85mm

+$83mm add-on acquisitions

INDUSTRY

Designer and manufacturer of soft structured baby carriers, wraps, as well as complementary juvenile products

COMPETITIVE STRENGTHS

- Carrier endorsed as "one of the 20 best products in the last 20 years" by Parenting Magazine
- Superior design resulting in improved comfort for both parent and child
- Passionate and enthusiastic customer base
- Reduced cyclicality industry with low elasticity of price due to importance of product to purchaser

COMPASS VALUE ADDED

Recruited senior management team. Working with management to improve product distribution globally, identify add-on acquisitions and related brand products to sell into passionate customer base

FINANCIALS

	Revenue ($ millions)	Adjusted EBITDA ($ millions)
Nine Months Ended 9/30/2020	$59.2	$13.8
Nine Months Ended 9/30/2019	$68.7	$16.7
Year Ended 12/31/2019	$90.0	$20.3
Year Ended 12/31/2018	$90.6	$21.1
Year Ended 12/31/2017	$103.0	$33.0

31

32 PURCHASE PRICE (MARCH 2010) $70mm +$1mm add-on acquisition Revenue ($ millions) Adjusted EBITDA ($ millions) Nine Months Ended 9/30/2020 $80.6 $13.9 Nine Months Ended 9/30/2019 $67.6 $7.6 Year Ended 12/31/2019 $96.2 $10.9 Year Ended 12/31/2018 $82.7 $8.1 Year Ended 12/31/2017 $92.0 $11.7 FINANCIALSCOMPETITIVE STRENGTHS • Market share leader • Well-known brand names • Category management capabilities for customers • Low cost domestic manufacturer INDUSTRY Manufacturer of home and gun safes and related accessories COMPASS VALUE ADDED Working with management to build brand and expand manufacturing capabilities. Continue national marketing efforts and pursuit of organic growth initiatives marucci

PURCHASE PRICE
(APRIL 2020)

$200mm

INDUSTRY

Leading manufacturer and distributor of baseball and softball equipment under the Marucci and Victus brands.

COMPETITIVE STRENGTHS

- Leading position in the professional market
- Enthusiast and aspirational brands
- Vertically integrated wood bat operations
- Broad product portfolio and omni-channel sales strategy

COMPASS VALUE ADDED

Working with management to penetrate new markets, continue its omni-channel approach, and pursue strategic acquisitions

FINANCIALS

	Revenue ($ millions)	Adjusted EBITDA ($ millions)
Proforma Nine Months Ended 9/30/2020	$47.3	$8.6
Proforma Nine Months Ended 9/30/2019	$50.0	$11.0
Proforma Year Ended 12/31/2019	$69.6	$14.2

33

PURCHASE PRICE
(OCTOBER 2020)

$454mm

INDUSTRY

Designer and marketer of dial-based closure systems that deliver performance fit across footwear, headwear and medical bracing products

COMPETITIVE STRENGTHS

- Market leader with strong brand awareness in core categories
- Diverse customer base with global end-market focus
- Broad intellectual property position creates barriers to entry

COMPASS VALUE ADDED

Working with Management to penetrate new product categories and geographics, and drive new product development initiatives

FINANCIALS

	Revenue ($ millions)	Adjusted EBITDA ($ millions)
Proforma Nine Months Ended 9/30/2020	$77.2	$24.2
Proforma Nine Months Ended 9/30/2019	$77.8	$23.1
Proforma Year Ended 12/31/2019	$106.3	$29.9

34

35 PURCHASE PRICE (OCTOBER 2014) $160mm +$184mm add-on acquisition Revenue ($ millions) Adjusted EBITDA ($ millions) Nine Months Ended 9/30/2020 $258.1 $34.8 Nine Months Ended 9/30/2019 $289.1 $46.5 Year Ended 12/31/2019 $395.4 $68.5 Proforma Year Ended 12/31/2018 (1) $405.9 $69.3 Proforma Year Ended 12/31/2017 (2) $383.4 $66.3 FINANCIALSCOMPETITIVE STRENGTHS • Leading manufacturer in a niche market • Iconic brand with over 100 year history • Strong management team with proven ability to make accretive acquisitions INDUSTRY Foodservice and Consumer Products manufacturer and marketer COMPASS VALUE ADDED Working with management team to develop its strategic plan to enter new markets, and support the development of new products (1) Includes revenue of $24.8 and adjusted EBITDA of $5.5 related to Rimports add-on acquisition (2) Includes revenue of $157.3 and adjusted EBITDA of $34.7 related to Rimports add-on acquisition

36 PURCHASE PRICE (FEBRUARY 2018) $248mm +$13mm add-on acquisition Revenue ($ millions) Adjusted EBITDA ($ millions) Nine Months Ended 9/30/2020 $89.3 $22.0 Nine Months Ended 9/30/2019 $93.6 $22.7 Year Ended 12/31/2019 $121.4 $28.5 Pro forma Year Ended 12/31/2018 $128.5 $29.4 Pro forma Year Ended 12/31/2017 $126.4 $29.0 FINANCIALSCOMPETITIVE STRENGTHS • A leader in molded foam protective packaging • National manufacturing footprint of 15 plants provides: • Ability to scale raw material purchases • Ability to service national customers • Long-tenured blue-chip customer relationships INDUSTRY Designer and manufacturer of custom molded protective foam solutions and OEM components made from expanded polystyrene COMPASS VALUE ADDED Working with management to develop its strategic plan and to pursue add-on acquisitions

37 PURCHASE PRICE (MARCH 2012) $129mm Revenue($ millions) Adjusted EBITDA($ millions) Nine Months Ended 9/30/2020 $76.4 $8.0 Nine Months Ended 9/30/2019 $90.4 $11.6 Year Ended 12/31/2019 $120.0 $15.4 Year Ended 12/31/2018 $117.9 $14.0 Year Ended 12/31/2017 $105.6 $10.3 FINANCIALSCOMPETITIVE STRENGTHS • Market share leader • Attractive and diverse end-markets • Engineering and product development capabilities • Stable blue chip customer base—2,000+ customers globally • Global manufacturing footprint INDUSTRY Engineered permanent magnet and magnetic assemblies, manufacturer of thin and ultra-thin alloy products in a variety of materials COMPASS VALUE ADDED Working with management to identify and consummate add- on acquisitions and build complementary quick turn assembly business

38 PURCHASE PRICE (MAY 2006) $81mm +$19mm add-on acquisition Revenue ($ millions) Adjusted EBITDA ($ millions) Nine Months Ended 9/30/2020 $67.4 $20.9 Nine Months Ended 9/30/2019 $67.4 $21.4 Year Ended 12/31/2019 $90.8 $28.9 Year Ended 12/31/2018 $92.5 $30.0 Year Ended 12/31/2017 $87.8 $27.2 FINANCIALSCOMPETITIVE STRENGTHS • Insulated from Asian manufacturing due to small, customized order size and requirements for rapid turnaround • Largest quick turn manufacturer in the US; approximately 300 unique daily orders received • Manufacturing scale produces high margins • Completed accretive acquisitions of Circuit Express and UCI • Diverse customer base — 10,000 current customers • Approximate 30% EBITDA margins INDUSTRY Quick-turn production printed circuit board (“PCB”) manufacturing COMPASS VALUE ADDED Working with management to identify and consummate add-on acquisitions and build complementary quick turn assembly business

39 Financials

40 Balance Sheet — Condensed (000’s) September 30, 2020 Current Assets: Cash and cash equivalents $ 176,819 Other current assets 623,856 Total current assets 800,675 Property, plant and equipment 155,601 Goodwill, intangibles and other assets 1,235,708 Total assets $ 2,191,984 Current Liabilities: Current portion of debt $ — Other current liabilities 283,776 Total current liabilities 283,776 Long-term debt 592,107 Other liabilities 125,408 Total liabilities 1,001,291 Stockholders’ Equity: Controlling interest 1,119,899 Non-controlling interest 70,794 Total stockholders’ equity 1,190,693 Total liabilities and stockholders’ equity $ 2,191,984

41 Income Statement — Condensed (000’s) YTD September 30, 2020 Net Sales $ 1,085,979 Cost of Sales 695,304 Gross Profit $ 390,675 Operating Income $ 62,883 Interest expense, net (32,122) Other income (expense) (3,967) Provision (benefit) for income taxes 8,477 Income from discontinued operations, net of income tax — Net gain on sales of discontinued operations 100 Net Income $ 18,417 Noncontrolling interest 4,003 Net income attributable to Holdings $ 14,414

42 Cash Flow Statement — Condensed (000’s) YTD September 30, 2020 Net cash provided in operating activities $ 112,872 Net cash used in investing activities $ (236,502) Net cash provided by financing activities $ 200,395 Effect of foreign currency on cash $ (260) Net increase in cash and cash equivalents $ 76,505

43 Adjusted EBITDA Nine months ended September 30, 2020 Corporate 5.11 Ergobaby Liberty Marucci Sports Velocity Outdoor ACI Arnold Foam Sterno Consolidated Net income (loss) $(10,535) $5,515 $1,837 $7,119 $(5,334) $4,245 $10,980 $(1,719) $4,188 $2,131 $18,417 Adjusted for: Provision (benefit) for income taxes — (55) 2,265 2,357 (2,351) 1,386 2,878 (56) 1,891 162 8,477 Interest expense, net 31,971 43 — — 6 102 — — — — 32,122 Intercompany interest (51,429) 10,770 1,818 2,748 1,194 6,945 4,176 4,300 5,290 14,188 — Depreciation and amortization 467 16,033 6,152 1,294 8,031 9,651 1,980 5,040 9,473 17,251 75,372 EBITDA (29,526) 32,306 12,072 13,518 1,536 22,329 20,014 7,565 20,842 33,732 134,388 Gain on sale of business (100) — — — — — — — — — (100) Other (income) expense 3 1,398 — (4) (46) 1,048 126 (1) (438) 86 2,172 Noncontrolling shareholder compensation — 1,870 748 22 361 1,287 372 34 771 651 6,116 Acquisition expenses and other — — — — 2,042 — — — 273 — 2,315 Integration service fee — — — — 500 — — — — — 500 Other — — 598 — — — — — — — 598 Management fees 19,651 750 375 375 222 375 375 375 563 375 23,436 Adjusted EBITDA $(9,972) $ 36,324 $13,911 $13,911 $4,615 $25,039 $20,887 $7,973 $22,011 $34,844 $169,425

Adjusted EBITDA

Nine months ended September 30, 2019

	Corporate	5.11	Ergobaby	Liberty	Marucci Sports	Velocity Outdoor	ACI	Arnold	Foam	Sterno	Consolidated
Net income (loss) (1)	$292,440	$(1,071)	$4,251	$1,404		$(35,242)	$11,035	$(132)	$3,383	$8,819	$284,887
Adjusted for:											
Provision (benefit) for income taxes	–	742	2,248	1,058		(2,198)	2,934	1,679	1,492	2,420	10,375
Interest expense, net	48,247	2	–	–		173	(1)	(1)	–	4	48,424
Intercompany interest	(61,609)	13,500	2,640	3,278		8,484	5,029	4,777	6,675	17,266	–
Loss on debt extinguishment	5,038	–	–	–		–	–	–	–	–	5,038
Depreciation and amortization	1,333	16,037	6,566	1,248		9,937	1,830	4,883	9,258	16,793	67,885
EBITDA	285,449	29,210	15,705	6,988		(18,846)	20,827	11,206	20,808	45,262	416,609
Gain on sale of businesses	(330,203)	–	–	–	Not Applicable	–	–	–	–	–	(330,203)
Other (income) expense	91	(92)	(11)	10		968	(22)	(3)	256	16	1,213
Noncontrolling shareholder compensation	–	1,742	620	(15)		86	167	32	767	866	4,265
Impairment expense	–	–	–	–		33,381	–	–	–	–	33,381
Loss on sale of investment	10,193	–	–	–		–	–	–	–	–	10,193
Integration services fee	–	–	–	–		–	–	–	281	–	281
Other	–	–	–	266		–	58	–	–	–	324
Management fees	24,789	750	375	375		375	375	375	563	375	28,352
Adjusted EBITDA	$(9,681)	$31,610	$16,689	$7,624		$15,964	$21,405	$11,610	$22,675	$46,519	$164,415

(1) Net income (loss) does not include loss from discontinued operations for the nine months ended September 30, 2019.

44

Adjusted EBITDA

Year Ended December 31, 2019

	Corporate	5.11	Ergobaby	Liberty	Velocity Outdoor	Advanced Circuits	Arnold	Foam Fabricators	Sterno	Consolidated
Net income (loss) [(1)]	$ 282,240	$ 2,059	$ 4,793	$ 3,130	$ (36,982)	$ 14,970	$ 700	$ 2,883	$ 16,447	$ 290,240
Adjusted for:										
Provision (benefit) for income taxes	–	2,520	2,250	932	(2,782)	3,896	1,280	1,258	5,388	14,742
Interest expense, net	57,980	(24)	17	–	242	(2)	(1)	–	4	58,216
Intercompany interest	(80,556)	17,567	3,325	4,364	11,194	6,543	6,295	8,635	22,633	–
Loss on debt extinguishment	12,319	–	–	–	–	–	–	–	–	12,319
Depreciation and amortization	1,598	21,540	8,561	1,667	13,222	2,551	6,545	12,452	22,486	90,622
EBITDA	273,581	43,662	18,946	10,093	(15,106)	27,958	14,819	25,228	66,958	466,139
Gain on sale of business	(331,013)	–	–	–	–	–	–	–	–	(331,013)
Other (income) expense	92	(122)	(11)	16	952	122	1	1,247	(112)	2,185
Non-controlling shareholder compensation	–	2,360	828	(8)	322	288	56	1,025	1,183	6,054
Impairment expense	–	–	–	–	32,881	–	–	–	–	32,881
Integration services fee	–	–	–	–	–	–	–	281	–	281
Earnout provision adjustment	–	–	–	–	2,022	–	–	–	–	2,022
Loss on sale of investment	10,193	–	–	–	–	–	–	–	–	10,193
Other	–	–	–	266	–	58	–	–	–	324
Management fees	32,280	1,000	500	500	500	500	500	750	500	37,030
Adjusted EBITDA	$ (14,867)	$ 46,900	$ 20,263	$ 10,867	$ 21,571	$ 28,926	$ 15,376	$ 28,531	$ 68,529	$ 226,096

45

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

Adjusted EBITDA

Year Ended December 31, 2018

	Corporate	5.11	Ergobaby	Liberty	Velocity Outdoor	Advanced Circuits	Arnold	Foam	Sterno	Consolidated
Net income (loss)	$ (35,018)	$ (12,079)	$ 4,937	$ 1,161	$ (4,458)	$ 15,029	$ (740)	$ 1,103	$ 12,451	$ (17,614)
Adjusted for:										
Provision (benefit) for income taxes	–	(2,180)	1,634	409	(598)	3,736	1,731	1,152	4,582	10,466
Interest expense, net	54,994	14	1	–	281	(46)	–	–	1	55,245
Intercompany interest	(78,708)	17,486	4,674	4,233	9,298	7,402	6,213	8,228	21,174	–
Depreciation and amortization	2,739	21,898	8,523	1,620	12,352	3,310	6,384	10,973	27,385	95,184
EBITDA	(55,993)	25,139	19,769	7,423	16,875	29,431	13,588	21,456	65,593	143,281
Gain on sale of business	(1,258)	–	–	–	–	–	–	–	–	(1,258)
(Gain) loss on sale of fixed assets	–	(194)	–	92	47	–	55	73	19	92
Non-controlling shareholder compensation	–	2,183	869	45	1,009	23	(167)	848	1,901	6,711
Acquisition expenses	115	–	–	–	1,362	–		1,552	632	3,661
Integration services fee	–	–	–	–	750	–	–	1,969	–	2,719
Earnout provision adjustment	–	–	–	–	–	–	–	–	(4,800)	(4,800)
Inventory adjustment	–	4,175	–	–	–	–	–	–	–	4,175
Loss on foreign currency transaction and other	4,083	–	–	–	–	–	–	–	–	4,083
Management fees	38,786	1,000	500	500	500	500	500	658	500	43,444
Adjusted EBITDA	$ (14,267)	$ 32,303	$ 21,138	$ 8,060	$ 20,543	$ 29,954	$ 13,976	$ 26,556	$ 63,845	$ 202,108

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

46

Adjusted EBITDA

Year Ended December 31, 2017

	Corporate	5.11	Velocity Outdoor	Ergobaby	Liberty	Advanced Circuits	Arnold	Sterno	Consolidated
Net income (loss)	$ (22,790)	$ (9,405)	$ 7,634	$ 16,674	$ 4,861	$ 17,503	$ (10,740)	$ 10,712	$ 14,449
Adjusted for:									
Provision (benefit) for income taxes	–	(12,492)	(11,274)	917	531	(2,518)	(2,337)	3,432	(23,741)
Interest expense, net	27,047	53	167	–	–	(12)	–	–	27,255
Intercompany interest	(49,193	14,521	4,590	5,990	4,029	8,171	6,996	4,896	–
Depreciation and amortization	2,745	40,393	7,878	12,042	1,742	3,578	6,821	11,868	87,067
EBITDA	(42,191)	33,070	8,995	35,623	11,163	26,722	740	30,908	105,030
Gain on sale of business	(340)	–	–	–	–	–	–	–	(340
(Gain) loss on sale of fixed assets	–	(160)	43	–	46	(4)	(7)	216	134
Non-controlling shareholder compensation	–	2,301	508	698	17	23	191	740	4,478
Acquisition expenses	–	–	1,836	–	–	–	–	214	2,050
Impairment expense	–	–	–	–	–	–	8,864	–	8,864
Loss on equity method investment	5,620)	–	–	–	–	–	–	–	5,620
Adjustment to earnout provision	–	–	–	(3,780)	–	–	–	(956)	(4,736)
(Gain) loss on foreign currency transaction and other	(3,137)	–	–	–	–	–	–	–	(3,137)
	–	2,333	750	–	–	–	–	–	3,083
Management fees	28,053	1,000	290	500	500	500	500	500	31,843
Adjusted EBITDA	$ (11,995)	$ 38,544	$ 12,422	$ 33,041	$ 11,726	$ 27,241	$ 10,288	$ 31,622	$ 152,889

47

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

CAD Reconciliation

(in thousands)	Year to Date 9/30/2020	Year to Date 9/30/2019	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015
Net Income	$18,417	$301,788	$307,141	$(1,790)	$33,612	$56,530	$165,770
Adjustment to reconcile net income to cash provided by operating activities:							
Depreciation and Amortization	73,578	78,413	100,462	120,575	110,051	87,405	63,072
Impairment expense	–	33,381	32,881	–	17,325	25,204	9,165
(Gain) loss on sale of businesses	(100)	(330,203)	(331,013)	(1,258)	(340)	(2,308)	(149,798)
Amortization of debt issuance costs and original issue discount	1,656	3,022	3,773	4,483	5,007	3,565	2,883
Unrealized (gain) loss on interest rate hedges	–	3,486	3,500	(2,251)	(648)	1,539	5,662
Loss (gain) on equity method investment	–	–	–	–	5,620	(74,490)	(4,533)
Noncontrolling shareholder charges	6,116	6,204	7,993	8,975	7,027	4,382	3,737
Deferred taxes	(3,352)	(14,538)	(12,876)	(9,472)	(59,429)	(9,669)	(3,131)
Supplemental put expense	–	–	–	–	–	–	–
Other	6,150	8,747	17,994	1,440	3,940	730	34
Changes in operating assets and liabilities	10,407	(58,716)	(45,293)	(6,250)	(40,394)	18,484	(8,313)
Net cash provided by operating activities	112,872	31,584	84,562	114,452	81,771	111,372	84,548
Plus:							
Unused fee on revolving credit facility	1,148	1,393	1,851	1,630	2,856	1,947	1,612
Integration service fee	500	281	281	2,719	3,083	1,667	3,500
Other	2,315	11,152	13,174	14,607	2,467	5,866	4,587
Changes in operating assets and liabilities	–	58,716	45,293	6,250	40,394	–	8,313
Less:							
Payments on interest rate swap	–	675	675	1,783	3,964	4,303	2,007
Maintenance capital expenditures	10,366	14,760	22,005	27,246	20,270	20,363	18,194
Realized gain from foreign currency	–	–	–	–	3,315	1,327	–
Changes in operating assets and liabilities	10,407	–	–	–	–	18,484	–
Preferred share distributions	17,633	11,344	15,125	12.179	2,457	–	–
Other	3,776	2,301	3,318	4,800	8,322	–	–
Estimated cash flow available for distribution and reinvestment	$74,653	$74,046	$104,038	$93,650	$92,243	$76,375	$82,359

48

Thank you!